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                                                                    EXHIBIT 99.1

 CERTIFICATION PURSUANT TO CHAPTER 63, TITLE 18 UNITED STATES CODE SECTION 1350
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
       ARCH CAPITAL GROUP LTD. FOR THE FISCAL QUARTER ENDED MARCH 31, 2003

     I, Peter A. Appel, President and Chief Executive Officer of Arch Capital Group Ltd. (the "Company"), certify that the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2003 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           Date: May 14, 2003


                                           /s/ Peter A. Appel
                                           -------------------------------------
                                           Peter A. Appel
                                           President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Arch Capital Group Ltd. and will be retained by Arch Capital Group Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.